       Agreement Between Popular Club Plan and Long Distance Direct, Inc.

      This AGREEMENT, made and entered into on this 12th day of February, 1998 by and between Popular Club Plan, a subsidiary of J. Crew Group, Inc. (hereinafter referred to as "PCP") with its address at 22 Lincoln Place, Garfield, New Jersey and Long Distance Direct, Inc., (hereinafter referred to as "LDDI") with its principal place of business at One Blue Hill Plaza, Pearl River, New York 10965.

                                   WITNESSETH:

      WHEREAS, the parties wish to enter into an agreement whereby PCP will market the telecommunications services provided by LDDI and referenced to below to persons to whom PCP has access.

      NOW, THEREFORE, in consideration of the promises and of the covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

      1. PCP will undertake to market LDDI's long distance telephone, voice mail, paging and prepaid cellular services, and will electronically deliver orders for services to LDDI in a mutually agreeable format. There shall be no minimum number of customer service orders that PCP is obligated to deliver to LDDI. Furthermore, there shall be no maximum number of customer service orders that PCP is permitted to deliver to LDDI.

      2. LDDI shall bill the customers introduced to it by PCP fees and rates for services as set out below. The per minute usage rates for interstate, inbound services, international telephone services and intrastate telephone services and the commissions that LDDI must pay to PCP based on such rates are set forth in Schedule A attached hereto and made a part hereof. The rates for voice mail, paging and cellular services, together with the commissions payable to PCP, are set out respectively in Schedule B, C and D attached hereto. All customers introduced to LDDI by PCP who subscribe to LDDI's services shall in such respect and for the purposes only of the services to be provided pursuant to the terms of paragraph 1 hereof be deemed customers of LDDI and not of PCP, in consideration whereof LDDI shall not market additional services to such customers or make such customer names available to third parties without the written consent of PCP. LDDI shall establish accounts for such customers, shall attempt to provision all customer submitted to it by PCP for service and shall provide services to such customers in compliance with its normal terms of business and federal, state and local laws, rules and regulations. LDDI shall indemnify, defend and hold harmless PCP, its successors, assigns, and related entities from any demands, claims, liabilities or costs arising out of LDDI's provision of services to customers and any acts or omissions related thereto.

       3. A. In consideration of PCP referring customers to LDDI, LDDI shall pay to PCP the commissions specified in Schedules A, B, C and D.

            B. Within fifteen days (15) after the close of each calendar month of the term of this Agreement and for so long as commissions are payable to PCP under the terms of this Agreement following termination thereof, LDDI will account for and remit to PCP the commissions earned by PCP for the previous month. The commissions due to PCP shall be based on payments, net of taxes, actually received by LDDI during such month for services provided to customers referred to LDDI by PCP. All payments received from customers referred to LDDI by PCP shall be allocated first to old balances outstanding and then prorata to services billed unless otherwise agreed in writing. LDDI shall be solely responsible for, and PCP shall not have responsibility for, any failure of customers referred to LDDI by PCP to pay for services rendered to them by LDDI. PCP hereby undertakes not to submit for service any customer of PCP whose account shall have been charged off by PCP. LDDI shall have the right to discontinue service to any customer introduced by PCP whose account with LDDI shall have remained unpaid for more than sixty days following the due date of the statement/invoice, and for the purposes of this Agreement any such account shall be deemed to be a bad debt. LDDI will make reasonable efforts to collect such debts including, but not limited to, a dunning message on the statement at 30 days following the original statement/invoice in question, a dunning notice sent via first class mail, at least two outbound telephone call attempts during different day or evening times to make contact with the customer to obtain a promise to pay, and a final disconnect notice sent via first class mail. In the event that the level of bad debt incurred by LDDI in respect of customers introduced by PCP shall exceed seven and one half percent (7.5%) of total monthly billings at the end of any three consecutive months, LDDI shall not be obliged to provide service to additional customers submitted to it by PCP. In such event, however, LDDI shall continue to provide service to those customers previously introduced by PCP whose accounts are paid within sixty days following the date of invoice. The bad debt ratio for a particular month will be calculated as follows: denominator: charges in such month to customers; numerator: amount of these same charges remaining uncollected after two billing cycles and net of amounts collected through LDDI's collection efforts and net of any amounts which customer has reasonably demonstrated to LDDI as having been billed in error.

            C. Accompanying LDDI's monthly payments of commissions to PCP shall be a report in electronic form detailing all activity for each customer for whom PCP receives a commission. Such report shall fully itemize customer usage of each type of service and its payment history. Also included with the monthly payment will be a vintage analysis, i.e. each month's current activity billed versus dollars collected in each subsequent month..

            D. Payments of commissions shall be remitted to PCP by check delivered to PCP at such place as is designated by PCP in writing or by wire transfer of funds to a bank account designated by PCP and shall be deemed made when received. Any payment of commissions not made within fifteen (15) days of the due date shall bear interest at the rate of one and one quarter percent (1.25%) per month from the date due until the date paid. Notwithstanding that such interest accrues if payment is not made within the time period specified above, PCP may hold LDDI in breach of the agreement if LDDI fails to make payments within the time period specified above and terminate the Agreement. Such termination shall not affect PCP's right to receive residual income as set forth in Paragraph 3.E below or in Paragraph 6 below.

            E. All revenue payable to PCP pursuant to this Agreement shall continue for as long as the customers referred to LDDI by PCP subscribe to the services of LDDI or any of its affiliates or assigns. These payments shall be due notwithstanding the termination of this Agreement for any reason.

      4. LDDI will bear all costs of the provision of services to customers referred by PCP including but not limited to billing, customer services via dedicated toll-free telephone number, and technical support. PCP shall have no responsibility for billing customers, providing service to customers or technical support. LDDI shall indemnify and defend PCP from any and all claims on liability arising out of LDDI's provision of service. LDDI will be responsible for paying any compensation to Affinity Marketing and will hold PCP harmless from any claims for compensation from Affinity Marketing provided that
(i) PCP shall within ten business days of notification of any actual or potential claim notify LDDI in writing of any such actual or potential claim and immediately furnish to LDDI copies of all pertinent papers received by PCP regarding any claim or action against or loss by PCP that may reasonably be expected to involve indemnification under this paragraph (ii) LDDI shall have the right to review any and all claims or actions as they arise out of this Agreement and direct, control, or assist the actions of PCP in settling or defending any claim or action that may involve indemnification under this paragraph. In the event that PCP fails either to notify LDDI of any claim or action in accordance with the terms of this paragraph or to permit LDDI to conduct any such action in the manner set forth above, LDDI shall have the right to terminate this Agreement and shall not be liable for any indemnification under this paragraph.

      5. It is acknowledged that the rates for service charged to customers under Schedule A, and the commissions thereon payable to PCP, are based on rates for interstate traffic currently payable by LDDI to MCI Telecommunications Corporation ("MCI") of $0.086 for peak traffic and $0.076 for off-peak traffic (as such terms are defined in MCI's tariffs filed with the Federal Communications Commission) ("the current rates"). If during the term of this Agreement LDDI shall negotiate and obtain from MCI lower rates than the current rates, LDDI shall forthwith so notify PCP. In respect of the first ten percent (10%) of such rate reduction, the benefit thereof shall accrue to LDDI. In respect of all rate reductions in excess of ten percent of the current rates, LDDI and PCP shall together first determine whether all, part or none of such rate reduction shall be passed on to customers introduced to LDDI under this Agreement ("the PCP customers") in the form of lower rates for service. In the case that PCP and LDDI agree to pass on all or part of the reduction above 10% to customers, the amount remaining after lowering the cost to customers will be distributed between PCP and LDDI as follows: (i) PCP's compensation will be adjusted to an amount per transaction as compared with the percentage under the current pricing so that the revenue retained by PCP after amounts passed on to its Club Secretaries in the form of free shopping credits does not decline as rates are reduced (ii) the amount remaining after the adjustment needed to give effect to (i) above shall accrue for the benefit of LDDI and PCP equally (iii) PCP's entitlement hereby shall be calculated monthly and deemed to be additional commission payable to PCP in accordance with the terms of paragraph 3 above. In the case that PCP and LDDI do not agree to pass on any reduction to customers, the amount of the price reduction above 10% shall accrue for the benefit of LDDI and PCP equally. PCP's entitlement thereby shall be calculated monthly and deemed to be additional commission payable to PCP in accordance with the terms of paragraph 3 above.

      6. The term of this Agreement shall be for an initial period of two (2) years from the date hereof.

      7. Termination for cause: A. This Agreement may be terminated by either party, upon written notice to the other, in the event of fraud or any other uncured breach of the terms of this Agreement by the other party. B. Each party agrees to give written notice to the other of any alleged defaults or breaches of this Agreement by such other party and of any notices of defaults, suits, actions or governmental proceedings relating to such other party's performance under this Agreement. The party to which such written notice is given shall have thirty (30) days to cure such default or breach ("the Cure Period"). If the default or breach is not cured to the reasonable satisfaction of the notifying party within the Cure Period, such party may terminate this Agreement forthwith by giving written notice in accordance with A above, which notice shall be effective upon receipt. C. The obligations of each party under this Agreement shall survive the receipt of notice of termination as provided herein.

      8. Following the termination of the Agreement for whatever reason PCP will not for a period of twenty-four (24) months solicit the accounts of customers introduced to LDDI for the purpose of providing them directly or indirectly with other long distance telephone or voice mail services provided that commission on all continuing billings to such customers is paid to PCP in accordance with the provisions of paragraph 3 above. However, this provision shall not prohibit PCP's solicitation of customers other than those customers previously introduced by PCP to LDDI and currently served by LDDI at time of termination. Nothing in this paragraph shall be construed to limit LDDI's obligation to pay the residual income referred to above.

      9. PCP may supply inserts to LDDI to be placed into LDDI's telephone service bills sent to customers by LDDI each month. LDDI shall place such inserts in its bills, provided that PCP shall be responsible for the costs of providing such inserts to LDDI and shipping them to LDDI. LDDI agrees to print marketing messages from PCP on the telephone service bills submitted by LDDI to its customers. In the event that LDDI is charged a stuffing fee by the billing company that it employs for inserts provided to it by PCP, LDDI may charge PCP for such stuffing fee at cost. PCP acknowledges that the stuffing fee currently charged by its billing company is at the rate of $0.07 per sheet inserted. LDDI agrees to print marketing messages and written inserts from PCP not exceeding six (6) lines in length on the telephone service bills submitted by LDDI to PCP customers at no cost to PCP.

      10. LDDI shall provide PCP with a script to market LDDI's services to potential customers. LDDI shall make sure such script is in compliance with all Federal, State, and Local laws, rules and regulation. PCP reserves the right to approve or disapprove any such scripts. LDDI and PCP will arrange for their respective customer service departments to undergo cross-training in respect of the LDDI services to be marketed by PCP. LDDI will review any and all marketing materials related to the provision of service pursuant to this Agreement with specific reference to compliance with applicable Federal and State laws and local laws, rules and regulations if so requested by PCP.

      11. LDDI shall be responsible for monitoring all telephone usage for customers referred to it pursuant to this Agreement. PCP makes no representations with respect to the willingness or ability to pay for telephone usage of customers referred to LDDI, but shall not knowingly market LDDI's services to any customers who have accounts which have been charged off by PCP.

      12. Both during the term of this Agreement and following termination of the agreement for whatever reason, LDDI will not market to customers referred by PCP any non-long distance services other than those contemplated under this Agreement without the express written consent of PCP.

      13. It is hereby agreed that PCP shall have the right upon five business days' notice and during regular business hours to audit at its own expense all aspects of LDDI's activities relating to the performance of its obligations hereunder including, without limitation, the handling of all revenue generated from customers introduced to LDDI by PCP.

      14. The terms of this contract and the information exchanged between the parties in the normal course of business shall be strictly confidential and neither LDDI nor PCP shall, save as required by law or statute, communicate any details of, or in any way divulge, any information to any third party without the prior written consent of the other party. Neither LDDI or PCP shall, during the term of this Agreement or at any time thereafter, communicate, divulge or use for the benefit of itself or any other person, partnership, association, corporation or entity any confidential information, knowledge or know-how concerning the operation, products, service, policies, procedures or customers related to LDDI or PCP.

      15. This Agreement shall be binding on the parties and their respective successors and assigns but neither party shall have the power to assign any of its rights and obligations under the Agreement (except for assignments to the parent corporation of such party or to any subsidiary or affiliate of such parent) without the prior written consent of the other party which shall not be unreasonably withheld.

      16. This Agreement contains the entire agreement between LDDI and PCP, supersedes any and all prior and/or contemporaneous agreements, representations, and understandings of the parties, whether written or oral relating to the subject matter hereof.

      17. If any provision or term of this Agreement or its application to any entity or circumstance shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each provision of this Agreement shall be enforced to the fullest extent permitted by law. The parties expressly acknowledge and represent that they have had a full and fair opportunity to retain independent counsel and are not relying upon the advice of professional persons, or firms retained by the other party. Furthermore, the parties acknowledge and agree that this agreement shall not be construed against the drafter as each party has had a full and fair opportunity to contribute to the drafting of this Agreement.

      18. No failure to exercise, and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any breach of any provisions shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. No extension of time or performances of any obligations or other acts hereunder shall be deemed to be an extension of time for performance of any other obligation or any other act hereunder.

      19. The parties to this Agreement understand and agree that this Agreement may not be altered, amended, modified or otherwise changed in any respect or particular whatsoever except by a writing duly executed by the parties and/or their duly authorized representatives.

      20. This Agreement shall not become binding upon the parties hereto until it has been signed by the duly authorized officers of both parties. This Agreement may be signed in counterpart.

      21. The term of this Agreement shall be automatically extended for successive one year periods unless one party shall give notice to the other at least ninety (90) days prior to then current expiration date of the term of its intention not to extend the term.


/s/ [Illegible]                           /s/ [Illegible] 2/13/98
-----------------------------------       ------------------------------------
Long Distance Direct Holdings, Inc.       Popular Club Plan, Inc.
                                          SVP - Marketing

                                  SCHEDULE A.1

                   TELECOMMUNICATIONS SERVICES, RATES AND FEES

1. Usage Rates. LDDI shall charge customers introduced by PCP the following rates for all usage and in respect thereof PCP shall be entitled to receive as a commission the percentage on such rates (GP%) shown against each such rate. In the period from April, 1998 through March, 1999 all percentages referred to hereunder shall be increased by one percentage point.

      a.    Switched 1 + and 800:

            (1) Interstate: Interstate usage shall be charged at the following rates:

                  Residential outbound: $0.109 per minute (GP% = 20%) Residential inbound: $0.129 per minute (GP% = 20%)

            (2) Intrastate outbound: Intrastate outbound usage shall be charged based on the rates set out in Schedule A.1(a)

            (3) Intrastate inbound: Intrastate inbound usage shall be charged based on the rates set out in Schedule A.1(b)

            (4) International: International usage shall be charged based on the rates set out in Schedule A.1(c)

            (5)   Off-Shore (Alaska, US Virgin Islands and Puerto Rico):

                  $0.25 per minute (GP% = 20%).

            (6)   Domestic Directory Assistance: $0.95 per call (GP% = 20%)

      (b)   Calling Card

            (1) Interstate: $0.08 plus the applicable interstate switched rate as determined pursuant to the terms set forth in Section 1.a.(1) of this Exhibit 1.1 (GP% = 20%), plus a per call charge of $0.25 (GP on per call charge = 20%).

            (2) Intrastate: $0.08 per minute plus the applicable intrastate switched rate as determined pursuant to the terms set forth in
                  Section 1.a.(2) of this Exhibit 1.1, plus a per call charge of $0.25 (GP% on rates as per relevant Schedule; GP% on per call charge = 20%).

            (3) International: $0.08 plus the international switched rates as determined pursuant to the terms set forth in Section 1.a.(4) of this Exhibit 1.1, plus a per call charge of $1.50 (GP% on rates as per relevant Schedule; GP% on per call charge = 20%).

            (4) Off-Shore (Alaska, US Virgin Islands and Puerto Rico): $0.35 per minute (GP% = 20%) plus a per call charge of $0.35 (GP% on rates as per relevant Schedule; GP% on per call charge = 20%).

            (5) Directory Assistance: $0.95 per call (GP% = 20%)%) plus a per call charge of $0.25 (GP% on charge and on per call charge = 20%).

      c.    Connection Card - Special Feature Rates

            *0 = Operator Services

            $0.95 = Directory Assistance (domestic) inc. Puerto Rico and
                    U.S.V.I.

            $1.00 = Directory Assistance in Canada

            $6.94 = International Directory Assistance List A

            $7.94 = International Directory Assistance List B

            $0.75 = Direct Connect/Station-to-Station

            $3.50 = Direct Connect/Station-to-Station

      ** International List A Includes Bermuda, country code 809 and the following countries:

      Australia
      Austria
      Finland
      France
      Germany

      Mexico
      New Zealand
      Netherlands
      Spain
      Switzerland
      United Kingdom

      ** International List B includes all other international countries

      *1 = Voice News Network:
           $0.29/minute

      *2 = Conference Calling:
           $2.50 set up fee (per participant, other than customer)

           Usage rates per bridgeport:

                                  Weekday          Weekend
                                  -------          -------

       Domestic calls:            $0.45            $0.25

       Calls to Canada:           $0.85            $0.65

       Calls to Mexico            $0.90            $0.70

       Calls to Int'l locations (except Canada and Mexico)

       The rate period and rates specified in Sections C-3.072 and C-3.073, respectively, will apply (Tariff FCC No. 1).

       Weekday is defined as Mon 12:00 a.m. CST to Fri 11:59 p.m. CST

       Weekend is defined as 12:00 a.m. CST Saturday through 11:59 p.m. CST Sunday.

       *4 =Message Store & Forward

MESSAGE TYPE                    FEATURE     ORIG        TERM        RATE P/MIN
------------                    -------     ----        ----        ----------

Message to 50 US States          *41        Domestic    Domestic    $ 1.75
                                            Zone 1 & 2  Domestic    $ 5.50


Message to Can/PR/USVI           *42        Domestic    Zone 1      $ 2.00
                                            Zone 1 & 2  Domestic    $ 5.50

Message to Int'l/Mexico          *43        Domestic    Zone 2      $ 5.00
                                            Zone 1 & 2  Domestic    $ 8.50

Broadcast-Up to 5                *44        Domestic    Domestic    $ 7.00
                                            Zone 1 & 2  Domestic    $ 7.50

Broadcast-Up to 10               *45        Domestic    Domestic    $13.00
                                            Zone 1 & 2  Domestic    $25.00

Broadcast-Up to 20               *46        Domestic    Domestic    $23.00
                                            Zone 1 & 2  Domestic    $50.00

Message Status                   *47        Domestic     N/A        NO CHGE
                                            Zone 1 & 2   N/A        NO CHGE

KEY:       Domestic = 50 US States
           Zone 1   = Canada, PR, USVI
           Zone 2   = All international locations + Mexico

      *9 = Speed dialing:
           No charge

      GP% on all above = 20%

      2. Miscellaneous Charges: All other direct charges not otherwise listed herein imposed by an underlying carrier, LEC or other third party as a result of the activity under this Agreement, including, but not limited to, fines and PIC dispute charges, shall be billed directly to PCP Where such fines or PIC dispute charges are (i) not recovered from the customer and (ii) incurred as a result of negligence or wilful default on the part of PCP. PCP shall not be responsible for access charges and transport fees incurred by LDDI.

            THIS EXHIBIT MAY BE AMENDED FROM TIME TO TIME TO REFLECT RATE CHANGES AND ADDITIONAL SERVICES IN ACCORDANCE WITH SECTION 19 OF THIS AGREEMENT.

                            LDDI/PCP INTRASTATE RATES

             ---------------------------
                       OUTBOUND
             ---------------------------
               PCP     CUSTOMER      GP%           SCHEDULE A.1(a)
----------------------------------------

----------------------------------------
ALA          0.0952     0.1190     20.00
----------------------------------------
ARIZ         0.1512     0.1890     20.00
----------------------------------------
ARK          0.1512     0.1890     20.00
----------------------------------------
CA           0.0712     0.0890     20.00
----------------------------------------
COL          0.1912     0.2390     20.00
----------------------------------------
CONN         0.1032     0.1290     20.00
----------------------------------------
DEL          0.0872     0.1090     20.00
----------------------------------------
FLA          0.1432     0.1790     20.00
----------------------------------------
GA           0.0952     0.1190     20.00
----------------------------------------
HAWAII       0.2000     0.2500     20.00
----------------------------------------
IDAHO        0.1912     0.2390     20.00
----------------------------------------
IL           0.0952     0.1190     20.00
----------------------------------------
IND          0.1112     0.1390     20.00
----------------------------------------
IOWA         0.1672     0.2090     20.00
----------------------------------------
KAN          0.1992     0.2490     20.00
----------------------------------------
KENT         0.1672     0.2090     20.00
----------------------------------------
LA           0.1192     0.1490     20.00
----------------------------------------
ME           0.3992     0.4990     20.00
----------------------------------------
MD           0.1272     0.1590     20.00
----------------------------------------
MA           0.1032     0.1290     20.00
----------------------------------------
MICH         0.1192     0.1490     20.00
----------------------------------------
MINN         0.1592     0.1990     20.00
----------------------------------------
MISS         0.1352     0.1690     20.00
----------------------------------------
MO           0.2152     0.2690     20.00
----------------------------------------
MONT         0.1672     0.2090     20.00
----------------------------------------
NEB          0.2232     0.2790     20.00
----------------------------------------
NEV          0.1032     0.1290     20.00
----------------------------------------
NH           0.1672     0.2090     20.00
----------------------------------------
NJ           0.1192     0.1490     20.00
----------------------------------------
NM           0.1912     0.2390     20.00
----------------------------------------
NY           0.1512     0.1890     20.00
----------------------------------------
NC           0.1752     0.2190     20.00
----------------------------------------
ND           0.1992     0.2490     20.00
----------------------------------------
OH           0.1032     0.1290     20.00
----------------------------------------
OK           0.1352     0.1690     20.00
----------------------------------------
ORE          0.1272     0.1590     20.00
----------------------------------------
PA           0.1432     0.1790     20.00
----------------------------------------
RI           0.1592     0.1990     20.00
----------------------------------------
SC           0.1512     0.1890     20.00
----------------------------------------
SD           0.2152     0.2690     20.00
----------------------------------------
TENN         0.1672     0.2090     20.00
----------------------------------------
TX           0.1752     0.2190     20.00
----------------------------------------
UTAH         0.1352     0.1690     20.00
----------------------------------------
VT           0.1752     0.2190     20.00
----------------------------------------
VA           0.1592     0.1990     20.00
----------------------------------------
WASH         0.1672     0.2090     20.00
----------------------------------------
WV           0.1672     0.2090     20.00
----------------------------------------
WIS          0.1272     0.1590     20.00
----------------------------------------
WY           0.1832     0.2290     20.00
----------------------------------------

             -------------------------------------------
                             INTRASTATE
             -------------------------------------------
                    INBOUND             INBOUND
             -------------------------------------------
              LDDI    PCP       GP%     CUSTOMER    GP%       SCHEDULE A.1(b)
--------------------------------------------------------

--------------------------------------------------------
ALA          0.0876  0.1112    16.98     0.1390    20.00
--------------------------------------------------------
ARIZ         0.1359  0.1752    17.94     0.2190    20.00
--------------------------------------------------------
ARK          0.1172  0.1512    17.99     0.1890    20.00
--------------------------------------------------------
CA           0.0625  0.0792    16.89     0.0990    20.00
--------------------------------------------------------
COL          0.1720  0.2152    16.08     0.2690    20.00
--------------------------------------------------------
CONN         0.0952  0.1192    16.11     0.1490    20.00
--------------------------------------------------------
DEL          0.0624  0.0792    16.97     0.0990    20.00
--------------------------------------------------------
FLA          0.1304  0.1592    14.47     0.1990    20.00
--------------------------------------------------------
GA           0.0808  0.1032    17.36     0.1290    20.00
--------------------------------------------------------
HAWAII       0.1675  0.2072    15.32     0.2590    20.00
--------------------------------------------------------
IDAHO        0.1665  0.2072    15.72     0.2590    20.00
--------------------------------------------------------
IL           0.0816  0.1032    16.74     0.1290    20.00
--------------------------------------------------------
IND          0.0980  0.1192    14.23     0.1490    20.00
--------------------------------------------------------
IOWA         0.1508  0.1912    16.90     0.2390    20.00
--------------------------------------------------------
KAN          0.1820  0.2312    17.02     0.2890    20.00
--------------------------------------------------------
KENT         0.1520  0.1912    16.40     0.2390    20.00
--------------------------------------------------------
LA           0.0864  0.1112    17.84     0.1390    20.00
--------------------------------------------------------
ME           0.4040  0.4792    12.55     0.5990    20.00
--------------------------------------------------------
MD           0.1098  0.1352    15.15     0.1690    20.00
--------------------------------------------------------
MA           0.0832  0.1032    15.50     0.1290    20.00
--------------------------------------------------------
MICH         0.0932  0.1192    17.45     0.1490    20.00
--------------------------------------------------------
MINN         0.1388  0.1752    16.62     0.2190    20.00
--------------------------------------------------------
MISS         0.0976  0.1192    14.50     0.1490    20.00
--------------------------------------------------------
MO           0.1940  0.2392    15.12     0.2990    20.00
--------------------------------------------------------
MONT         0.1420  0.1752    15.16     0.2190    20.00
--------------------------------------------------------
NEB          0.2068  0.2552    15.17     0.3190    20.00
--------------------------------------------------------
NEV          0.0776  0.0952    14.79     0.1190    20.00
--------------------------------------------------------
NH           0.1512  0.1912    16.74     0.2390    20.00
--------------------------------------------------------
NJ           0.0995  0.1272    17.41     0.1590    20.00
--------------------------------------------------------
NM           0.1704  0.2152    16.65     0.2690    20.00
--------------------------------------------------------
NY           0.1350  0.1672    15.39     0.2090    20.00
--------------------------------------------------------
NC           0.1556  0.1992    17.51     0.2490    20.00
--------------------------------------------------------
ND           0.1804  0.2232    15.34     0.2790    20.00
--------------------------------------------------------
OH           0.0952  0.1192    16.11     0.1490    20.00
--------------------------------------------------------
OK           0.1300  0.1592    14.67     0.1990    20.00
--------------------------------------------------------
ORE          0.1152  0.1432    15.64     0.1790    20.00
--------------------------------------------------------
PA           0.1269  0.1592    16.24     0.1990    20.00
--------------------------------------------------------
RI           0.1532  0.1912    15.90     0.2390    20.00
--------------------------------------------------------
SC           0.1320  0.1672    16.84     0.2090    20.00
--------------------------------------------------------
SD           0.1880  0.2312    14.95     0.2890    20.00
--------------------------------------------------------
TENN         0.1476  0.1832    15.55     0.2290    20.00
--------------------------------------------------------
TX           0.1615  0.1992    15.13     0.2490    20.00
--------------------------------------------------------
UTAH         0.1136  0.1432    16.54     0.1790    20.00
--------------------------------------------------------
VT           0.1588  0.1992    16.22     0.2490    20.00
--------------------------------------------------------
VA           0.1520  0.1912    16.40     0.2390    20.00
--------------------------------------------------------
WASH         0.1496  0.1912    17.41     0.2390    20.00
--------------------------------------------------------
WV           0.1120  0.1432    17.43     0.1790    20.00
--------------------------------------------------------
WIS          0.0916  0.1112    14.10     0.1390    20.00
--------------------------------------------------------
WY           0.1392  0.1752    16.44     0.2190    20.00
--------------------------------------------------------

              ---------------------------
               LDDI/PCP INTRASTATE RATES
              ---------------------------
                       INBOUND
              ---------------------------
               PCP     CUSTOMER      GP%              SCHEDULE A.1(b)
-----------------------------------------

-----------------------------------------
ALA           0.1112    0.1390      20.00
-----------------------------------------
ARIZ          0.1752    0.2190      20.00
-----------------------------------------
ARK           0.1512    0.1890      20.00
-----------------------------------------
CA            0.0792    0.0990      20.00
-----------------------------------------
COL           0.2152    0.2690      20.00
-----------------------------------------
CONN          0.1192    0.1490      20.00
-----------------------------------------
DEL           0.0792    0.0990      20.00
-----------------------------------------
FLA           0.1592    0.1990      20.00
-----------------------------------------
GA            0.1032    0.1290      20.00
-----------------------------------------
HAWAII        0.2072    0.2590      20.00
-----------------------------------------
IDAHO         0.2072    0.2590      20.00
-----------------------------------------
IL            0.1032    0.1290      20.00
-----------------------------------------
IND           0.1192    0.1490      20.00
-----------------------------------------
IOWA          0.1912    0.2390      20.00
-----------------------------------------
KAN           0.2312    0.2890      20.00
-----------------------------------------
KENT          0.1912    0.2390      20.00
-----------------------------------------
LA            0.1112    0.1390      20.00
-----------------------------------------
ME            0.4792    0.5990      20.00
-----------------------------------------
MD            0.1352    0.1690      20.00
-----------------------------------------
MA            0.1032    0.1290      20.00
-----------------------------------------
MICH          0.1192    0.1490      20.00
-----------------------------------------
MINN          0.1752    0.2190      20.00
-----------------------------------------
MISS          0.1192    0.1490      20.00
-----------------------------------------
MO            0.2392    0.2990      20.00
-----------------------------------------
MONT          0.1752    0.2190      20.00
-----------------------------------------
NEB           0.2552    0.3190      20.00
-----------------------------------------
NEV           0.0952    0.1190      20.00
-----------------------------------------
NH            0.1912    0.2390      20.00
-----------------------------------------
NJ            0.1272    0.1590      20.00
-----------------------------------------
NM            0.2152    0.2690      20.00
-----------------------------------------
NY            0.1672    0.2090      20.00
-----------------------------------------
NC            0.1992    0.2490      20.00
-----------------------------------------
ND            0.2232    0.2790      20.00
-----------------------------------------
OH            0.1192    0.1490      20.00
-----------------------------------------
OK            0.1592    0.1990      20.00
-----------------------------------------
ORE           0.1432    0.1790      20.00
-----------------------------------------
PA            0.1592    0.1990      20.00
-----------------------------------------
RI            0.1912    0.2390      20.00
-----------------------------------------
SC            0.1672    0.2090      20.00
-----------------------------------------
SD            0.2312    0.2890      20.00
-----------------------------------------
TENN          0.1832    0.2290      20.00
-----------------------------------------
TX            0.1992    0.2490      20.00
-----------------------------------------
UTAH          0.1432    0.1790      20.00
-----------------------------------------
VT            0.1992    0.2490      20.00
-----------------------------------------
VA            0.1912    0.2390      20.00
-----------------------------------------
WASH          0.1912    0.2390      20.00
-----------------------------------------
WV            0.1432    0.1790      20.00
-----------------------------------------
WIS           0.1112    0.1390      20.00
-----------------------------------------
WY            0.1752    0.2190      20.00
-----------------------------------------

                       LDDI/PCP RATES

             INTERNATIONAL TRAFFIC - SWITCHED               SCHEDULE A.1(C)

                              PCP        GP %     CUSTOMER
AFGHANISTAN                  2.4400     20.00       3.05
ALBANIA                      2.6400     20.00       3.30
ALGERIA                      1.5200     20.00       1.90
AMERICAN SAMOA               1.7280     20.00       2.16
ANDORRA                      0.7600     20.00       0.95
ANGOLA                       2.2960     20.00       2.87
ANGUILLA                     0.8560     20.00       1.07
ANTARCTICA - CASEY           3.4000     20.00       4.25
ANTARCTICA - SCOTT           2.8720     20.00       3.59
ANTIGUA                      0.8240     20.00       1.03
ARGENTINA                    0.8400     20.00       1.05
ARMENIA                      2.0000     20.00       2.50
ARUBA                        0.9280     20.00       1.16
ASCENSION ISLANDS            1.9200     20.00       2.40
AUSTRALIA                    0.2800     20.00       0.35
AUSTRIA                      0.7840     20.00       0.98
AZERBAIJAN                   2.0000     20.00       2.50
BAHAMAS                      0.5040     20.00       0.63
BAHRAIN                      1.4320     20.00       1.79
BANGLADESH                   2.0720     20.00       2.59
BARBADOS                     0.9280     20.00       1.16
BELARUS                      2.0000     20.00       2.50
BELGIUM                      0.4160     20.00       0.52
BELIZE                       1.3600     20.00       1.70
BENIN                        1.4960     20.00       1.87
BERMUDA                      0.6400     20.00       0.80
BHUTAN                       3.1680     20.00       3.96
BOLIVIA                      1.2080     20.00       1.51
BOSNIA & HERZEGOVINA         1.3600     20.00       1.70
BOTSWANA                     1.5600     20.00       1.95
BRAZIL                       0.7200     20.00       0.90
BRITISH VIRGIN ISLANDS       0.8560     20.00       1.07
BRUNEI                       1.8640     20.00       2.33
BULGARIA                     1.4000     20.00       1.75
BURKINA FASO                 2.0800     20.00       2.60
BURMA/MYANMAR                2.6960     20.00       3.37
BURUNDI                      2.7360     20.00       3.42
CAMBODIA                     2.2240     20.00       2.78
CAMEROON                     1.4320     20.00       1.79
CANADA                       0.2000     20.00       0.25
CAPE VERDE IS.               1.7920     20.00       2.24
CAYMAN IS.                   0.8400     20.00       1.05
CENTRAL AFRICAN REP.         3.3600     20.00       4.20


CHAD REPUBLIC                3.4800     20.00       4.35
CHILE                        0.9280     20.00       1.16
CHINA                        1.1600     20.00       1.45
CHRISTMAS ISLAND             2.8720     20.00       3.59
COCOS-KELLING ISLAND         1.7520     20.00       2.19
COLOMBIA                     1.0000     20.00       1.25
CONGO                        2.2800     20.00       2.85
COOK ISLANDS                 3.5200     20.00       4.40
COSTA RICA                   0.8560     20.00       1.07
COTE D'IVOIRE                2.1200     20.00       2.65
CROATIA                      1.2160     20.00       1.52
CUBA                         2.3600     20.00       2.95
CYPRUS                       1.2160     20.00       1.52
CZECH REPUBLIC               1.1440     20.00       1.43
DENMARK                      0.4080     20.00       0.51
DIEGO GARCIA                 2.6480     20.00       3.31
DJIBOUTI.                    2.2000     20.00       2.75
DOMINICA                     1.0000     20.00       1.25
DOMINICAN REPUBLIC           0.8320     20.00       1.04
ECUADOR                      0.9280     20.00       1.16
EGYPT                        1.0800     20.00       1.35
EL SALVADOR                  0.9280     20.00       1.16
EQUATORIAL GUINEA            3.5280     20.00       4.41
ERITREA                      2.3360     20.00       2.92
ESTONIA                      2.0000     20.00       2.50
ETHIOPIA                     1.8160     20.00       2.27
FAEROE ISLANDS               1.3600     20.00       1.70
FALKLAND ISLANDS             2.8320     20.00       3.54
FIJI                         2.1520     20.00       2.69
FINLAND                      0.7120     20.00       0.89
FRANCE                       0.2560     20.00       0.32
FRENCH ANTILLES              1.2000     20.00       1.50
FRENCH GUINEA                1.4800     20.00       1.85
FRENCH POLYNESIA             2.0400     20.00       2.55
GABON REPUBLIC               1.7200     20.00       2.15
GAMBIA                       1.3600     20.00       1.70
GEORGIA, REPUBLIC OF         2.0000     20.00       2.50
GERMANY                      0.2560     20.00       0.32
GHANA                        1.0800     20.00       1.35
GIBRALTAR                    1.4320     20.00       1.79
GILBERT ISLAND               1.8640     20.00       2.33
GREECE                       0.7200     20.00       0.90
GREENLAND                    1.4000     20.00       1.75
GRENADA                      1.1440     20.00       1.43
GUADALOUPE                   1.0160     20.00       1.27
GUAM                         1.1440     20.00       1.43
GUATEMALA                    0.8640     20.00       1.08
GUINEA                       2.1600     20.00       2.70
GUINEA BISSAU                3.0800     20.00       3.85


GUYANA                       1.7920     20.00       2.24
HAITI                        0.9280     20.00       1.16
HONDURAS                     0.9280     20.00       1.16
HONG KONG                    0.5920     20.00       0.74
HUNGARY                      1.0000     20.00       1.25
ICELAND                      0.9280     20.00       1.16
INDIA                        1.0800     20.00       1.35
INDONESIA                    1.5760     20.00       1.97
INMARSAT ATLANTIC OCEAN     11.9040     20.00      14.88
INMARSAT INDIAN OCEAN       11.9040     20.00      14.88
INMARSAT PACIFIC OCEAN      11.9200     20.00      14.90
INMARSAT WEST ATLANTIC      11.9040     20.00      14.88
IRAN                         1.8640     20.00       2.33
IRAQ                         1.6480     20.00       2.06
IRELAND                      0.7920     20.00       0.99
ISRAEL                       0.7760     20.00       0.97
ITALY                        0.4000     20.00       0.50
IVORY COAST                  1.5120     20.00       1.89
JAMAICA                      0.8560     20.00       1.07
JAPAN                        0.4400     20.00       0.55
JORDAN                       1.4320     20.00       1.79
KAZAKHSTAN                   2.0000     20.00       2.50
KENYA                        1.4320     20.00       1.79
KIRIBATI                     3.3600     20.00       4.20
KUWAIT                       1.2880     20.00       1.61
KYRGYZSTAN                   2.0000     20.00       2.50
LAOS                         3.9600     20.00       4.95
LATVIA                       1.9360     20.00       2.42
LEBANON                      1.5760     20.00       1.97
LESOTHO                      1.5760     20.00       1.97
LIBERIA                      1.5120     20.00       1.89
LIBYA                        2.0880     20.00       2.61
LIECHSTENSTEIN               0.7840     20.00       0.98
LITHUANIA                    2.0000     20.00       2.50
LUXEMBOURG                   0.8560     20.00       1.07
MACAO                        1.8800     20.00       2.35
MACEDONIA, REPUBLIC OF       1.6240     20.00       2.03
MADAGASCAR                   3.7200     20.00       4.65
MALAWI                       1.5040     20.00       1.88
MALAYSIA                     1.4320     20.00       1.79
MALDIVES                     3.0000     20.00       3.75
MALI                         2.1520     20.00       2.69
MALTA                        1.5760     20.00       1.97
MARSHALL ISLANDS             1.9200     20.00       2.40
MAURETANIA                   2.5200     20.00       3.15
MAURITIUS                    2.3840     20.00       2.98
MAYOTTE ISLANDS              3.1440     20.00       3.93
MICRONESIA                   2.1520     20.00       2.69
MOLDOVA                      2.0000     20.00       2.50


MONACO                       0.6800     20.00       0.85
MONGOLIA                     3.8000     20.00       4.75
MONTSERRAT                   1.0720     20.00       1.34
MOROCCO                      1.2800     20.00       1.60
MOZAMBIQUE                   2.0720     20.00       2.59
MYANMAR                      3.2320     20.00       4.04
NAMIBIA                      1.5840     20.00       1.98
NAURU ISLANDS                3.8800     20.00       4.85
NEPAL                        2.2000     20.00       2.75
NETHERLANDS                  0.3040     20.00       0.38
NETHERLANDS ANTILLES         0.5440     20.00       0.68
NEVIS                        1.0000     20.00       1.25
NEW CALEDONIA                1.7200     20.00       2.15
NEW ZEALAND                  1.0720     20.00       1.34
NICARAGUA                    1.3600     20.00       1.70
NIGER REPUBLIC               2.1200     20.00       2.65
NIGERIA                      1.4320     20.00       1.79
NIUE                         3.4880     20.00       4.36
NORFOLK ISLANDS              3.1360     20.00       3.92
NORTH KOREA                  3.8800     20.00       4.85
NORWAY                       0.8560     20.00       1.07
OMAN                         2.0080     20.00       2.51
PAKISTAN                     1.6480     20.00       2.06
PALAU                        2.4640     20.00       3.08
PANAMA                       0.8560     20.00       1.07
PAPUA NEW GUINEA             1.7040     20.00       2.13
PARAGUAY                     1.5040     20.00       1.88
PERU                         0.9280     20.00       1.16
PHILIPPINES                  0.7840     20.00       0.98
POLAND                       0.5600     20.00       0.70
PORTUGAL                     0.9280     20.00       1.16
QATAR                        1.3760     20.00       1.72
REUNION ISLANDS              2.1520     20.00       2.69
ROMANIA                      1.8640     20.00       2.33
RUSSIA                       1.1600     20.00       1.45
RWANDA                       2.2000     20.00       2.75
SAIPAN                       2.0320     20.00       2.54
SAN MARINO                   1.0160     20.00       1.27
SAO TOME                     2.1520     20.00       2.69
SAUDI ARABIA                 1.2000     20.00       1.50
SENEGAL REPUBLIC             1.7840     20.00       2.23
SEYCHELLES ISLANDS           2.6080     20.00       3.26
SIERRA LEONE                 2.1520     20.00       2.69
SINGAPORE                    0.5280     20.00       0.66
SLOVAKIA                     1.1440     20.00       1.43
SLOVENIA, REPUBLIC OF        1.5600     20.00       1.95
SOLOMON ISLANDS              2.6880     20.00       3.36
SOMALIA                      4.9520     20.00       6.19
SOUTH AFRICA                 0.6400     20.00       0.80


SOUTH KOREA                  0.5600     20.00       0.70
SRI LANKA                    1.6480     20.00       2.06
ST. HELENA                   2.6560     20.00       3.32
ST. KITTS                    0.9280     20.00       1.16
ST. LUCIA                    0.9280     20.00       1.16
ST. PIETRE & MIQUELON        0.8720     20.00       1.09
ST. VINCENT & GRENADINES     0.8640     20.00       1.08
SUDAN                        2.9440     20.00       3.68
SURINAM                      1.7920     20.00       2.24
SWAZILAND                    1.5120     20.00       1.89
SWEDEN                       0.2320     20.00       0.29
SWITZERLAND                  0.2880     20.00       0.36
SYRIA                        1.9360     20.00       2.42
TADZHIKISTAN                 2.0000     20.00       2.50
TAIWAN                       0.6320     20.00       0.79
TANZANIA                     1.6480     20.00       2.06
THAILAND                     1.5040     20.00       1.86
TOGO                         1.7920     20.00       2.24
TONGA ISLANDS                2.2560     20.00       2.82
TRINIDAD AND TOBAGO          0.8880     20.00       1.11
TUNISIA                      1.2400     20.00       1.55
TURKEY                       1.2160     20.00       1.52
TURKMENISTAN                 2.0000     20.00       2.50
TURKS & CAICOS ISLANDS       0.9280     20.00       1.16
TUVALU                       4.1200     20.00       5.15
UGANDA                       1.7200     20.00       2.15
UKRAINE                      1.6560     20.00       2.07
UNITED ARAB EMIRATES         1.2720     20.00       1.59
UNITED KINGDOM               0.1840     20.00       0.23
URUGUAY                      1.1440     20.00       1.43
UZBEKISTAN                   2.0000     20.00       2.50
VANUATU                      3.1040     20.00       3.88
VATICAN CITY                 1.0000     20.00       1.25
VENEZUELA                    0.6400     20.00       0.80
VIETNAM                      1.6480     20.00       2.06
WALLIS & FUTUNA ISLANDS      2.6160     20.00       3.27
WESTERN SAMOA                1.8640     20.00       2.33
YEMEN ARAB REPUBLIC          1.2880     20.00       1.61
YUGOSLAVIA, REPUBLIC OF      1.5040     20.00       1.88
ZAIRE                        1.3760     20.00       1.72
ZAMBIA                       1.4320     20.00       1.79
ZIMBABWE                     1.3600     20.00       1.70
ZANZIBAR                     1.5760     20.00       1.97

Average GP % (unweighted)               20.00

                              PCP         GP%     CUSTOMER
Mexico Switched to Switched
---------------------------

                        1    0.2800      20.00      0.35
                        2    0.3280      20.00      0.41
                        3    0.4160      20.00      0.52
                        4    0.5200      20.00      0.65
                        5    0.5920      20.00      0.74
                        6    0.7600      20.00      0.95
                        7    0.9200      20.00      1.15
                        8    0.9920      20.00      1.24

Average GP% (unweighted)                20.00

Those ranges reflect the distance from the Mexican border to the destination in Mexico.

                                  SCHEDULE A.2

                                SUPPORT SERVICES

1. Provisioning. Upon the receipt of complete and accurate information from PCP, LDDI shall take the necessary steps to provision a customer on to LDDI's service. Orders rejected by the LEC require substantial manual intervention and work. LDDI will make a reasonable attempt to resolve the rejected order to provision the requested services.

2. Billing. At its own expense, LDDI shall directly bill the customers by printing, stuffing, sorting and mailing the invoices to the customers. Customer invoices shall include PCP's logo and a statement that the service is provided by LDDI.

3. Calling Card Fulfilment: Provider shall provide two (2) calling cards to each customer at no charge to PCP, if so requested by PCP.

4. Customer Service. LDDI shall provide direct customer service to the customers through an inbound 800/888 number unique to PCP. LDDI will answer this customer service number with a mutually agreed upon script which is branded with PCP's name or a message identifying PCP's role herein. PCP shall promptly provide LDDI with any customer information requested by LDDI that is necessary to answer customer inquiries relating to LDDI services. LDDI's Customer Service Representatives ("CSRs") shall have the authority to issue credit to customers. CSRs shall also have the authority to make changes, additions and deletions to customer accounts and to terminate customer accounts.

6. Miscellaneous: In the event that PCP requests that LDDI provide a service not specifically described herein, LDDI shall charge a fee for such services to be determined on a case-by-case basis.

THIS EXHIBIT MAY BE AMENDED FROM TIME TO TIME TO REFLECT RATE CHANGES AND ADDITIONAL SERVICES IN ACCORDANCE WITH SECTION 19 OF THIS AGREEMENT.


                                   SCHEDULE B


                         RATES TO BE AGREED BY ADDENDUM

                                   SCHEDULE C


                         RATES TO BE AGREED BY ADDENDUM

                                   SCHEDULE D


                         RATES TO BE AGREED BY ADDENDUM